Impact of war in Ukraine	12 Months Ended
Dec. 31, 2022
Disclosure of Nature and Extent of Risks Arising from Unusual Risk and Uncertainty By Nature [Abstract]
Impact of war in Ukraine

41. Impact of war in Ukraine

On February 24, 2022, Russia launched a military invasion of Ukraine. As of today, active conflict is underway in and impacting several major Ukrainian cities.

The military actions undertaken by Russian military forces against Ukraine resulted in the imposition of financial and economic sanctions by the European Union, the U.S., the United Kingdom and other countries and organizations against officials, individuals, regions, and industries in Russia and Belarus. Such sanctions, together with any additional measure that may be adopted in connection with this situation, may, in various ways, constrain Russia and Ukraine related transactions.

Such military actions against Ukraine, as well as the measures adopted, or that may be adopted, by other countries in response to these events, including new and stricter sanctions by the European Union, the U.S., the United Kingdom and other countries and organizations against officials, individuals, regions, and industries in Russia and Belarus (or other countries that were to become involved), could have a material adverse effect on Group operations. The Group is monitoring the conflict, but cannot predict whether this situation, which is unfolding in real-time, may escalate and result in broader economic and security conditions or in material implications for its business. None of the Group’s operational locations are located in Russia or the Ukraine.

Primarily as a result of the Russian-Ukrainian conflict, gas and electricity prices have risen dramatically and affected Group margins, but the Group has not faced any material disruption in accessing natural gas for its operations to date. The Group’s operations in Italy have the highest gas consumption across its European operations.

According to widely published press reports, the Italian government has taken steps to shore up its natural gas supplies and lower its dependence on Russian supplies. Italy has signed agreements with several other countries to diversify the country’s natural gas sources and Algeria is now the largest supplier of natural gas to Italy. On October 2, 2022, the Italian government stated that gas storage levels in Italy were estimated to be at more than 90%. In addition, the Group believes it may be eligible for priority status since its business operations are devoted to the delivery of mission-critical pharmaceutical products.

However, the current conflict and the imposition of financial and economic sanctions following the invasion may negatively impact the Group's ability to source gas at commercially reasonable terms, or at all. The war resulted in a worldwide increase in the price of utilities, specifically natural gas. In response, we adjusted prices accordingly to cover the impacts of these price increases.